EXECUTION COPY





                      FOURTH AMENDMENT




          made as of the 30th day of October, 1999



                             to



                  ROAD DEVELOPMENT AGREEMENT



          made as of the 10th day of January, 1997



                         by and among




                      STATE OF NEW JERSEY


                              AND


              SOUTH JERSEY TRANSPORTATION AUTHORITY


                              AND


                        AC HOLDING CORP.






                         Exhibit 10.72

      FOURTH AMENDMENT TO ROAD DEVELOPMENT AGREEMENT ("Fourth

Amendment") made as of the 30th day of October, 1999, by and among the STATE OF NEW JERSEY, acting through the Department of Transportation, 1035 Parkway Avenue, CN 600, Trenton, New

Jersey  08625-0600 (the "State"), the SOUTH JERSEY

TRANSPORTATION AUTHORITY, a public body having an office at

Farley Service Plaza, P.O. Box 351, Hammonton, New Jersey

08037 ("SJTA") and AC HOLDING CORP., a Nevada corporation,

having an office and place of business at 3260 South

Industrial Road, Las Vegas, Nevada 89109 ("Developer").



                    W I T N E S S E T H:

     WHEREAS, as of January 10, 1997 the State, SJTA and

Mirage Resorts, Incorporated ("MRI"), as "Developer",

executed and delivered a Road Development Agreement which

agreement (the "Original Agreement") was, by a first

amendment thereto made as of July 31, 1997, a Second

Amendment thereto made as of October 10, 1997 and an Amended and Restated Third Amendment thereto made as of February 1,

1999 thereafter amended (said Original Agreement, as so

amended, the "Agreement"); and

     WHEREAS, concurrently with the execution and delivery

of the Original Agreement, pursuant to Section 13.1 thereof,

MRI assigned all of its right, title and interest in and to


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

the Original Agreement to Atlandia Design and Furnishings

Inc. ("Atlandia"), which assumed the obligations of the

assignor thereunder; and

     WHEREAS, as of December 1, 1998, pursuant to Section

13.1 of the Agreement, Atlandia assigned all of its right,

title and interest in and to the Agreement to Developer,

which assumed the obligations of assignor thereunder; and

     WHEREAS, the State, SJTA and Developer have determined

that it is necessary and, pursuant to the provisions of

N.J.S.A. 27:1A-5, 27:7-21 and 27:25A-23 that it is in the

public interest, to amend further the Agreement as

hereinafter provided.




    NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   Definitions.

     1.1  All terms, the initial letters of which are

capitalized and not otherwise defined in this Fourth

Amendment, shall have the respective meanings ascribed to

them in the Agreement.

2.   Amendment of Article 12 (Termination).

     2.1  Sections 12.1.10 and 12.2.8 of Article 12

(Termination) of the Agreement are each hereby amended by

deleting the date "October 31, 1999" and replacing it with

the date "October 31, 2000".

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

3.   Miscellaneous.

     3.1  This Fourth Amendment may not be modified, except

by an instrument in writing signed by the State, SJTA and

the Developer, and shall be binding on the parties, their

successors and assigns, but shall not enure to the benefit

of any other Person.

     3.2  This Fourth Amendment may be executed in any

number of counterparts, by manual or by facsimile signature,

all of which counterparts together shall constitute a single instrument.

     3.3  Except as amended by this Fourth Amendment, all of

the terms, covenants and conditions of the Agreement shall

continue in full force and effect.





                    [SIGNATURE PAGE FOLLOWS]

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

     IN WITNESS WHEREOF, the parties hereto have caused this

Fourth Amendment to be executed as of the date first set

forth above by their duly authorized representatives.





                         STATE OF NEW JERSEY

                         BY:  DEPARTMENT OF TRANSPORTATION


                              LAURIE B. GUTSHAW

                         By:  ____________________________
                              Laurie B. Gutshaw
                              Chief of Staff


                         SOUTH JERSEY TRANSPORTATION
                               AUTHORITY

                              JAMES A. CRAWFORD
                         By:  ____________________________
                              James A. Crawford
                              Executive Director


                         AC HOLDING CORP.

                              KENNETH R. WYNN
                         By:  ____________________________
                              Kenneth R. Wynn
                              Secretary



THIS DOCUMENT HAS BEEN REVIEWED
AND APPROVED AS TO FORM.

JOHN J. FARMER, JR.
ATTORNEY GENERAL OF NEW JERSEY

     SUSAN R. ROOP
By:  ___________________________
     Assistant Attorney General

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